Subsequent Events	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Subsequent Event [Line Items]
Subsequent Events

NOTE 7 - SUBSEQUENT EVENTS

Effective January 1, 2026, Prosperity Bancshares, Inc. (the “Company”) completed the merger of American Bank Holding Corporation (“American”) with and into the Company and the subsequent merger of American’s wholly owned subsidiary American Bank, N.A., into the Bank. In conjunction with the transaction, accounts of the acquired employees participating in their previous employer's qualified plan were transferred into the Plan on April 1, 2026. On April 1, 2026, $53,678,675 was transferred into the Plan.

Effective February 1, 2026, the Company completed the merger of Southwest Bancshares, Inc. (“Southwest”) into the Company and the subsequent merger of Southwest’s wholly owned subsidiary, Texas Partners Bank, into the Bank. In conjunction with the transaction, the Texas Partners Bank 401(k) Plan was terminated. Associates have the option to join the Plan.

On January 28, 2026, the Company and Stellar Bancorp, Inc. (“Stellar”) jointly announced the signing of a definitive merger agreement whereby Stellar, the parent company of Stellar Bank, will merge with and into the Company and Stellar Bank will merge with and into the Bank. In conjunction with the pending transaction, accounts of the acquired employees participating in their previous employer's qualified plan are expected to be transferred into the Plan during the third quarter 2026, but the amount of plan assets to be transferred is currently being valued.

Management has evaluated subsequent events from December 31, 2025 through June 22, 2026, the date the financial statements were available to be issued, and found no subsequent events, other than those noted above.